Defiance AI Infrastructure Bond ETF Trading Symbol: AIBN Listed on NYSE Arca, Inc. Summary Prospectus October 19, 2026 www.defianceetfs.com/AIBN

Before you invest, you may want to review the Defiance AI Infrastructure Bond ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 18, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.defianceetfs.com/AIBN. You can also get this information at no cost by calling at (833) 333-9383 or by sending an e-mail request to info@DefianceETFs.com.

Investment Objective

Defiance AI Infrastructure Bond ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the MarketVector™ US Hyperscalers and AI Bonds Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.39%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes broker interest)(2)	0.02%
Total Annual Fund Operating Expenses	0.41%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay all expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$42	$132

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

Overview

The Fund uses a “passive management” (or indexing) approach to seek to track the performance, before fees and expenses, of the Index. The Index is constructed using a rules-based methodology that identifies companies involved in artificial intelligence (“AI”) infrastructure, as classified by MarketVector Indexes GmbH (the “Index Provider”).

Index Overview

The Index is designed to track the performance of fixed-rate U.S. dollar-denominated corporate bonds, notes and debentures issued by U.S.-incorporated publicly-traded companies that the Index Provider considers to be Hyperscalers, Other Compute Infrastructure and Large Language Model (LLM) Companies, or AI Infrastructure Companies. To be eligible, each security must have at least $1.0 billion amount outstanding at the time of the monthly review.

The Index Provider considers

(i)	“Hyperscalers” to be Amazon.com, Inc., Microsoft Corporation, Alphabet Inc. and Meta Platforms, Inc.;
(ii)	“Other Compute Infrastructure and Large Language Model (LLM) Companies” to be International Business Machines Corporation (IBM), CoreWeave, Inc., Oracle Corporation, Space Exploration Technologies Corp. (SpaceX), OpenAI, Inc. and Anthropic PBC; and
(iii)

“AI Infrastructure Companies” to be U.S.-incorporated companies that are constituents of the MVIS US Listed Semiconductor 25 Index (MVSMH) as of the monthly Cutoff Date (the fifth from the last Business Day in that month).

For the AI Infrastructure Companies category, the MVSMH methodology applies a semiconductor-revenue screen of at least 50% for new constituents and at least 25% for existing constituents, as derived from publicly available financial reports.

Bonds that are publicly registered, offered pursuant to Rule 144A under the Securities Act of 1933, as amended (with or without registration rights) (“Rule 144A Bonds”), or offered in private placements are eligible for inclusion but not currently included in the Index as of October 1, 2026. The percentage of Rule 144A Bonds in the Index may vary over time.

To qualify for inclusion in the Index, a bond must (i) have an original maturity of at least 18 months at issuance, (ii) have a remaining maturity of at least three years and no more than 30 years, (iii) have been issued no more than 20 years before the applicable monthly review, and (iv) have a current credit rating for the security or its issuer from at least one recognized credit rating agency. Both investment grade and high yield (sometimes referred to as “junk”) bonds may be included.

At each monthly review, eligible bonds are ranked by market value as of the Cutoff Date. The 250 highest-ranked bonds are selected, and existing Index constituents ranked from 251 through 300 are also eligible for continued inclusion, subject to the issuer and bond limits described below.

No more than 15 bonds of each Hyperscaler issuer and no more than 10 bonds of each Other Compute Infrastructure and LLM Company or AI Infrastructure Company may be included. If more bonds are otherwise eligible, the Index Provider removes bonds in the sequence prescribed by the Index methodology—first bonds issued more than 10 years ago, then bonds issued more than five years ago, then bonds issued five years ago or less, in each case beginning with the lowest market value and, if needed, lowest coupon bonds.

The Index uses a tiered weighting methodology. The four Hyperscalers collectively receive 48% of the Index (12% for each Hyperscaler issuer), and each Hyperscaler bond is generally capped at 2%. Other Compute Infrastructure and LLM Companies collectively may receive up to 20% of the Index, with a 3.5% issuer cap and 2% bond cap. AI Infrastructure Companies collectively receive at least 32% of the Index, with a 3.5% issuer cap and 1% bond cap. The Index methodology contains shortfall rules that may increase applicable bond or issuer caps within the relevant category.

The Index is reviewed monthly using data as of the Cutoff Date, which is the fifth Business Day before the last Business Day of the month. For the purposes of the Index, a “Business Day” is any day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets settle payments in Frankfurt. Changes are announced four Business Days before the first Business Day of the following month and take effect after the close of the last Business Day of the month. The Index also may be rebalanced upon certain events, including changes in principal amount outstanding, calls, defaults, bankruptcies, or changes in a bond’s payout or other fundamental characteristics.

Because the Index is focused on companies within the AI Infrastructure space, the Fund is expected to be concentrated in industries within the information technology and communication services sectors.

The Fund’s Investment Strategy

Under normal market conditions, the Fund will invest substantially all of its net assets in the securities that make up the Index. That is, the Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the Index components.

The Fund seeks to track the performance of the Index by investing in, or obtaining economic exposure to, the securities included in the Index. The Fund generally uses a “replication” strategy, meaning it will invest directly or indirectly in all, or substantially all, of the component securities of the Index. The Fund may also use a “representative sampling” strategy, under which it invests in a sample of securities that collectively are expected to have investment characteristics similar to those of the Index when the Adviser (defined below) believes doing so is in the best interests of the Fund.

The Fund generally expects to maintain low portfolio turnover while maintaining exposure to the Index, subject to changes in the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the component securities that make up the Index.

The Fund will concentrate its investments in a particular industry or group of industries (i.e., hold more than 25% of its total assets in the securities of a particular industry or group of related industries) to approximately the same extent as the Index is concentrated.

The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per Share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Artificial Intelligence Risk. Issuers engaged in artificial intelligence typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an artificial intelligence company.

Compute Risk. Compute represents a rapidly emerging asset class comprised of the central infrastructure to the digital economy. As such, Compute companies are subject to intense competition for resources including talent, power capacity, water availability, and data center space. Compute companies are also subject to social and political risks due to the potential of data center buildouts to exceed infrastructure limits, impact surrounding environments, and generate local community opposition. Compute companies are targets for espionage and cybercrime. Regulation, export controls, and other geopolitical barriers continue to evolve and impact Compute companies.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Communication Services Sector Risk. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

Credit Migration, Fallen Angel, Call and High Yield Securities Risk. A downgrade of a bond or its issuer, or an adverse change in the market’s perception of its creditworthiness, may cause the bond’s market value to decline, its credit spread to widen and its liquidity to deteriorate. The Index may include both investment grade and high yield bonds. High yield bonds, commonly called “junk bonds,” are considered speculative and generally involve greater risk of loss of income and principal, credit risk, liquidity risk and price volatility than higher-rated bonds. Therefore, a downgrade of an investment grade bond to below investment grade (a “fallen angel”) does not by itself require its removal from the Index. In addition, an issuer may call or refinance a bond before maturity, particularly when interest rates decline or less expensive financing becomes available, which may require the Fund to reinvest proceeds in lower-yielding or less favorable securities. Calls, defaults, bankruptcies, changes in principal amount outstanding, or changes in payout or other fundamental characteristics may result in an event-driven Index rebalancing. The Fund may incur transaction costs or tracking error if it cannot trade an affected bond at the relevant time.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter- term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a one-year duration would be expected to drop by approximately 1% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Privately Issued Securities Risk. Rule 144A Bonds and private placement bonds may be subject to resale restrictions and may trade in a more limited institutional market than publicly registered bonds. Accordingly, their market liquidity and valuation may vary, and delay or difficulty in selling them could result in a loss to the Fund. If the Fund cannot acquire a Rule 144A Bond or private placement bond included in the Index, its ability to track the Index may be adversely affected.

Semiconductor & Semiconductor Equipment Industry Risks. Semiconductor companies may face intense competition, both domestically and internationally, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.

Focused Portfolio and Issuer Concentration Risk. The Fund will hold a relatively focused portfolio and may have substantial exposure to a limited number of issuers. The Index allocates a fixed 48% of its weight (12% to each issuer) to Amazon.com, Inc., Microsoft Corporation, Alphabet Inc. and Meta Platforms, Inc. To the extent the Fund tracks the Index, it may have approximately 48% exposure to debt securities of those four issuers, subject to the Fund’s investment strategy and other circumstances. The Fund may therefore be particularly affected by adverse credit, business, regulatory, technological, cyber, data-center or power-related events affecting any of these issuers. Such events may widen credit spreads, reduce the price or liquidity of an issuer’s bonds, increase the Fund’s volatility and contribute to tracking error. Because the Fund invests in debt securities, it is exposed to issuer credit and spread risk but does not participate in an issuer’s equity appreciation.

Index Strategy Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Data Risk. The composition of the Index is heavily dependent on information and data supplied by third parties (“Data”). When Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Tracking Error Risk. While the Fund generally seeks to track the performance, before fees and expenses, of the Index, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Industry Concentration Risk. The Fund’s investment exposure will be concentrated in (or substantially exposed to) the same industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Management Risk. The risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the investment adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. These situations may have an impact on the liquidity of the Fund’s own shares.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Underlying Index Risk. Neither the Fund’s investment adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at https://www.defianceetfs.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Nicholas Bast, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at https://www.defianceetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.